March 3, 2006

The American Trust Allegiance Fund
Series of Advisors Series Trust
Supplement to
Prospectus Dated June 28, 2005

Effective February 24, 2006, Jeffrey M. Harris, CFA will no longer serves as a portfolio manager of The American Trust Allegiance Fund.

Please disregard all references to Mr. Harris in the Prospectus.

Paul H. Collins, President of the Advisor, will resume his role as portfolio manager, responsible for the day-to-day investment decisions for the Fund. Information with respect to Mr. Collins’ background and experience can be found on page 10 of the prospectus.

Please retain this Supplement with your Prospectus for reference.